UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2023

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, NJ	08701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 380-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.086 oar value per share	RELI	The Nasdaq Capital Markets
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in fiscal Year.

On November 27, 2023, Reliance Global Group, Inc., a Florida Corporation (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to its Amended and Restated Articles of Incorporation (the “Articles of Incorporation”).

Pursuant to Section 607.1001 and Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), effective as of November 27, 2023, the following amendments to the Articles of Incorporation include the following changes:

Increase in Authorized Shares

The Company has increased the aggregate number of shares which the Corporation shall have authority to issue is a total of two billion seven hundred and fifty million (2,750,000,000) shares consisting of two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of

$.086 per share.

Common Stock

The total number of shares of Common Stock that the Corporation shall have authority to issue is two billion (2,000,000,000) shares.

Preferred Stock

The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is seven hundred fifty million (750,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof.

The information set forth above is qualified in its entirety by reference to the actual terms of the Amended and Restated Articles, which are attached hereto as Exhibits 3.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles as filed on November 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2023	Reliance Global Group, Inc.

	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer